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                                                                   EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 22, 1996, in Amendment No. 2 to the Registration Statement (Form S-4) and related Prospectus of Wavetek Corporation and Wavetek U.S. Inc.




                                                         /s/ ERNST & YOUNG LLP
                                                         ERNST & YOUNG LLP


San Diego, California
September 22, 1997